                                                                   EXHIBIT 10.66


                               AMENDMENT AGREEMENT

        THIS AMENDMENT AGREEMENT, dated as of March 18, 1998 (this "Agreement"), by and between SHAMAN PHARMACEUTICALS, INC., a Delaware corporation (the "Company"), and the undersigned holders of the Company's Senior Subordinated Convertible Notes (each, a "Holder" and collectively, the "Holders").

                              W I T N E S S E T H:

        WHEREAS, the Company and each Holder are parties to a Note Purchase Agreement, dated as of June 30, 1997 (each, a "Note Purchase Agreement"), pursuant to which the Company issued to the respective Holder a Senior Subordinated Convertible Note (each, a "Note" and collectively, the "Notes"), the outstanding principal amounts of which are set forth on the signature pages of this Agreement; and

        WHEREAS, the Company and each Holder wish to amend such Holder's Note upon the terms and subject to the conditions of this Agreement;

        NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. AMENDMENTS OF NOTES. On the Effective Date:

        (a) the definition of the term "Conversion Price" in Section 7.1(b) of each Note shall be amended by deleting the existing definition in its entirety and substituting in lieu thereof the following:

                "Conversion Price" means on any date the Computed Price for such date; provided, however, that during the period from the Issuance Date to and including March 31, 1998 in no event shall the Conversion Price be less than $5.50 (subject to equitable adjustment from time to time on terms reasonably acceptable to the Majority Holders for (i) stock splits, (ii) stock dividends, (iii) combinations, (iv) capital reorganizations, (v) issuance to all holders of Common Stock of rights or warrants to purchase shares of Common Stock at a price per share less than the Trading Price which would otherwise be applicable, (vi) the distribution by the Company to all holders of Common Stock of evidences of indebtedness of the Company or cash (other than regular quarterly cash dividends), (vii) tender offers by the Company or any subsidiary of the Company or other repurchases of shares of Common Stock in one or more transactions which, individually or in the aggregate, result in the purchase of more than 10% of the Common Stock outstanding and (viii) similar events relating to the Common Stock, in each such case which occur on or after the Execution Date) regardless of the Conversion Price otherwise determined in accordance with the terms of this Note; provided further, however, that, if at any time (x) an Event of Default shall have occurred or (y) at any time on or after November 21, 1997 there shall occur any material adverse change or any material adverse development in the business, properties, operations, condition (financial or other), results of operations or prospects of the Company (provided that a decline in the market price of the Company's Common Stock price shall not, in and of itself, constitute such a material adverse change or material adverse development under clause (y) above), then from and after the date of occurrence of an event or change referred to in such clause (x) or clause (y), the Conversion Price shall be determined without regard to the first proviso to this definition.

                (b) The definition of the term "Maximum Share Amount" in each Note shall be amended by changing the respective figure therein for the Note registered in the name of each Holder listed below to be as follows:

        Name of Registered Holder                       New Maximum Share Amount
        -------------------------                       ------------------------
        Delta Opportunity Fund, Ltd.                             1,042,036

        Diaz & Altschul Group, LLC                                 128,251

        Nelson Partners                                            521,019

        Olympus Securities, Ltd.                                   521,019

        Omicron Partners, LP                                       804,548

        OTATO Limited Partnership                                  192,376

        Overbrook Fund I, LLC                                      128,251

; provided, however, that if the Nasdaq determines that the issuance of shares of Common Stock upon exercise of the Warrants (as defined herein) need not be integrated with the issuance of shares of Common Stock upon conversion of, and in payment of interest on, the Notes for purposes of Rule 4460(i) of the Nasdaq (or any successor, replacement or similar provision), then the definition of the term Maximum Share Amount shall have the meaning originally provided in each Note. Upon the request of any Holder, the Company shall seek such determination from Nasdaq.

        2. WARRANTS. (a) On the Effective Date, the Company shall issue to each Holder Common Stock Purchase Warrants in the form attached hereto as EXHIBIT A (the "Warrants"), entitling the holders thereof to purchase the respective numbers of shares of Common Stock set forth opposite their names below:

       Holder                                                Number
       ------                                                ------
       Delta Opportunity Fund, Ltd.                          43,900

       Diaz & Altschul Group, LLC                             5,403

       Nelson Partners   21,950

       Olympus Securities, Ltd.                              21,950

       Omicron Partners, LP                                  30,789

       OTATO Limited Partnership                              8,105

       Overbrook Fund I, LLC                                  5,403

        (b) On or before the Filing Date, the Company will file with the SEC a Registration Statement on Form S-3 (the "Warrant Share Registration Statement") relating to the resale by each Holder of the shares of Common Stock issued or issuable upon exercise of the Warrants (the "Warrant Shares") and shall thereafter use its best efforts to obtain SEC effectiveness of the Warrant Share Registration Statement as promptly as possible after such filing. As used herein, "Filing Date" means the earlier of (i) March 31, 1998 and (ii) the date which is 15 Business Days after the date on which the arithmetic average of the Market Price of the Common Stock for five consecutive Trading Days shall have been at least equal to 90% of the Purchase Price (as defined in the Warrants) in effect at such time. The Warrant Share Registration Statement shall otherwise be subject in all respects to the provisions of Section 8 of each Holder's Note Purchase Agreement as if the Warrant Share Registration Statement were the Registration Statement.

        (c) NASDAQ LISTING. Promptly after the Effective Date, the Company will file with Nasdaq an application or other document required by Nasdaq for the listing of the Warrant Shares with Nasdaq and shall provide evidence of such filing to each Holder.

        3. REPRESENTATIONS, WARRANTIES, COVENANTS, ETC. OF THE COMPANY.

        The Company represents and warrants to each Holder that the following matters are true and correct on the date of execution and delivery of this Agreement and will be true and correct on the Effective Date, and the Company covenants and agrees with each Holder as follows:

        (a) ORGANIZATION AND AUTHORITY. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to (i) own, lease and operate its properties and to carry on its business as described in the SEC Reports and as currently conducted, and (ii) to execute, deliver and perform its obligations under this Agreement, the Warrants and the other Transaction Documents, and to consummate the transactions contemplated hereby and thereby.

        (b) CONCERNING THE WARRANT SHARES. The Warrant Shares have been duly authorized and, when issued upon exercise of the Warrants, will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder. The holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Warrants or the Warrant Shares. The



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

Company has duly reserved 137,500 shares of Common Stock as the Warrant
Shares, and such shares shall remain so reserved, and the Company shall from time to time reserve such additional shares of Common Stock as shall be required to be reserved pursuant to the Warrants, so long as the Warrants are outstanding. The Common Stock is listed for trading on Nasdaq and no suspension of trading in the Common Stock is in effect. The Company knows of no reason why the Warrant Shares will not be eligible for listing on Nasdaq.

        (c) CORPORATE AUTHORIZATION. This Agreement, the Warrants and the other Transaction Documents have been duly and validly authorized by the Company; this Agreement has been duly executed and delivered by the Company and, assuming due execution and delivery by each Holder, this Agreement is, and the Warrants will be, when executed and delivered by the Company, valid and binding obligations of the Company enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law.

        (d) NON-CONTRAVENTION. The execution and delivery of this Agreement and the Warrants by the Company and the consummation by the Company of the issuance of the Warrants and the Warrant Shares and the other transactions contemplated by this Agreement and the Warrants do not and will not, with or without the giving of notice or the lapse of time, or both, (i) result in any violation of any provision of the certificate of incorporation or by-laws of the Company,
(ii) conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, or result in the modification of, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company pursuant to, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which the Company or any of its properties or assets are bound or affected which would have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company or (iii) violate or contravene any applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its properties or assets which would have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company or (iv) have any material adverse effect on any permit, certification, registration, approval, consent, license or franchise necessary for the Company to own or lease and operate any of its properties and to conduct any of its business or the ability of the Company to make use thereof.

        (e) APPROVALS. No authorization, approval or consent of, or filing with, any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders of the Company is required to be obtained or made by the Company in connection with the execution, delivery and performance of this Agreement and the Warrants and the issuance and sale of the Warrants and the Warrant Shares as contemplated by this Agreement and the terms of the Warrants, other than (1) listing of the Warrant Shares on Nasdaq, (2) registration of the resale of the Warrant Shares under the 1933 Act as contemplated by Section 2(b) and (3) as may be required under applicable state securities or "blue sky" laws.

        4. REPRESENTATIONS, WARRANTIES, COVENANTS, ETC. OF THE HOLDERS.

        Each Holder severally and not jointly represents and severally and not jointly warrants to, and covenants and agrees with, the Company as follows:

        (a) PURCHASE FOR INVESTMENT; CIRCUMSTANCES OF OFFER. Such Holder is acquiring the Warrants to be issued to such Holder for its own account for investment and not with a view towards the public sale or distribution thereof; any Warrant Shares acquired by such Holder will be acquired only for its own account for investment; and such Holder has no intention of making any distribution, within the meaning of the 1933 Act, of Warrant Shares except in compliance with the registration requirements of the 1933 Act or pursuant to an exemption therefrom;

        (b) ACCREDITED INVESTOR. Such Holder is an "accredited investor" as that term is defined in Rule 501 of Regulation D by reason of Rule 501(a)(3) thereof;

        (c) REOFFERS AND RESALES. The Buyer will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of such Holder's Warrants or Warrant Shares unless registered under the 1933 Act and the rules and regulations promulgated thereunder or pursuant to an exemption from registration;

        (d) COMPANY RELIANCE. Such Holder understands that the Warrants to be issued to such Holder are being offered and issued, the Warrant Shares issuable upon exercise of such Warrants are being offered and, upon exercise of the Warrants to be issued to such Holder, the Warrant Shares issued upon exercise of such Warrants will be sold in reliance on one or more exemptions from the registration requirements of the 1933 Act, including, without limitation, Regulation D, and exemptions from state securities laws and that the Company is relying upon the truth and accuracy of, and such Holder's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Holder set forth herein in order to determine the availability of such exemptions and the eligibility of such Holder to acquire such Warrants and Warrant Shares;

        (e) INFORMATION PROVIDED. Such Holder and its advisors have requested, received and considered all information relating to the business, properties, operations, condition (financial or other), results of operations and prospects of the Company and information relating to the offer and issuance of the Warrants to be issued to such Holder and the offer and, upon exercise of such Warrants, sale of the Warrant Shares issuable upon exercise of such Warrants deemed relevant by them; such Holder and its advisors have been afforded the opportunity to ask questions of the Company concerning the terms of such Warrants and Warrant Shares and the business, properties, operations, condition (financial or other), results of operations and prospects of the Company and have received satisfactory answers to any such inquiries; without limiting the generality of the foregoing, such Holder has had the opportunity to obtain and to review the SEC Reports; such Holder has, in connection with its decision to acquire the Warrants to be issued to such Holder, relied solely upon the SEC Reports, the representations, warranties, covenants and agreements of the Company set forth in this Agreement and to be contained in the Warrants, as well as any investigation of the Company completed by such Holder or its advisors; and such Holder understands that its investment in the Securities involves a high degree of risk;

        (f) ABSENCE OF APPROVALS. Such Holder understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Warrants to be issued to such Holder;

        (g) AGREEMENT. Such Holder has all requisite power and authority, corporate or otherwise, to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby; and this Agreement has been duly and validly authorized, duly executed and delivered by such Holder and, assuming due execution and delivery by the Company, is a valid and binding agreement of such Holder enforceable in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law; and

        (h) BUYER STATUS. Such Holder is not a "broker" or "dealer" as those terms are defined in the 1934 Act which is required to be registered with the SEC pursuant to Section 15 of the 1934 Act.

        5. LIMITATION ON CERTAIN ACTIONS. During the period from the date of this Agreement to March 31, 1998 the Company shall not offer, sell, contract to sell or issue (or engage any person to assist the Company in taking any such action) any equity securities or securities convertible into, exchangeable for, or otherwise entitling the holder to acquire, any Common Stock at a price below the market price of the Common Stock provided, however, that nothing in this
Section 5 shall prohibit the Company from offering, selling or issuing (or engaging a person to assist the Company in taking such action) securities (x) pursuant to compensation plans for employees, directors, officers, advisers or consultants of the Company and in accordance with the terms of such plans as in effect as of the date of this Agreement, (y) upon exercise of conversion, exchange, purchase or similar rights issued, granted or given by the Company and outstanding as of the date of this Agreement or (z) pursuant to a public offering made directly by the Company on a basis similar to the offerings made pursuant to the 1997 Registration Statements or underwritten on a firm commitment basis and, in each case, registered under the 1933 Act; and provided further, however, that nothing in this Section 5 shall prohibit the Company from offering or engaging a person to assist the Company in offering equity securities or securities convertible into, exchangeable for, or otherwise entitling the holder to acquire, any Common Stock at a price below the market price of the Common Stock in a single such transaction.

        6. EFFECT OF AMENDMENT. From and after the Effective Date, (a) the rights and obligations of the Company and each Holder with respect to such Holder's Note set forth in such Holder's Note Purchase Agreement and Note and in the Security Agreement, the Transfer Agent Agreement and all other agreements, documents and instruments contemplated hereby and thereby (collectively, the "Transaction Documents") shall apply with full force and effect to such

Holder's Note as amended hereby and (b) the Transaction Documents shall be deemed amended hereby such that all applicable references therein to such Holder's Note shall refer to such Holder's Note as amended hereby.

        7. EFFECTIVENESS OF THIS AGREEMENT. This Agreement shall become effective on the date and time when the following shall have occurred (the "Effective Date"):

        (a) counterparts of this Agreement shall have been executed and delivered by the Company and each Holder;

        (b) the Company shall have issued to each Holder the number of Warrants provided in Section 3 hereof;

        (c) the conditions to the Company's obligations set forth in Section 7 shall have been satisfied or waived by the Company; and

        (d) the conditions to the obligations of the Holders set forth in
Section 8 shall have been satisfied or waived by the Holders.

        8. CONDITIONS TO THE COMPANY'S OBLIGATION. The Company's obligations under this Agreement are conditioned upon satisfaction of the following conditions precedent on or before the Effective Date (any one or more of which may be waived by the Company in its sole discretion):

        (a) On the Effective Date, no legal action, suit or proceeding shall be pending or threatened which seeks to restrain or prohibit the transactions contemplated by this Agreement; and

        (b) The representations and warranties of each Holder contained in this Agreement shall have been true and correct on the date of this Agreement and shall be true and correct on the Effective Date as if given on and as of the Effective Date (except for representations given as of a specific date which representations shall be true and correct as of such date), and on or before the Effective Date each Holder shall have performed all covenants and agreements of such Holder contained herein required to be performed by such Holder on or before the Effective Date.

        9. CONDITIONS TO THE HOLDER'S OBLIGATION. The several obligations of the Holders under this Agreement are conditioned upon satisfaction of the following conditions precedent for all Holders on or before the Effective Date (any one or more of which may be waived by such Holder in its sole discretion):

        (a) On the Effective Date, no legal action, suit or proceeding shall be pending or threatened which seeks to restrain or prohibit the transactions contemplated by this Agreement;

        (b) The representations and warranties of the Company contained in this Agreement shall have been true and correct on the date of this Agreement and, except for the approvals referred to in clause (3) of Section 3(e), which shall have been obtained, shall be true and correct on the Effective Date as if given on and as of the Effective Date (except for representations given as of a specific date which representations shall be true and correct as of such date), and on or before the Effective Date the Company shall have performed all covenants and agreements of the Company contained herein required to be performed by the Company on or before the Effective Date; and

        (c) No event which, (1) would constitute an Event of Default under any Note or, with the giving of notice or the passage of time or both, would constitute an Event of Default under any Note shall have occurred and be continuing or (2) would constitute a Repurchase Event under any Note or, with the giving of notice or the lapse of time, or both, would constitute a Repurchase Event under any Note shall have occurred and be continuing.

        10. CONFIRMATION OF AGREEMENTS. Except as amended by this Agreement, the Notes and the other Transaction Documents shall remain in full force and effect in accordance with their respective terms.

        11. MISCELLANEOUS. (a) Capitalized terms used in this Agreement and defined herein shall have the respective meanings provided herein. Capitalized terms used in this Agreement and not otherwise defined in this Agreement shall have the respective meanings provided in the Notes and, if not defined in the Notes, the Note Purchase Agreements.

        (b) This Agreement shall be construed and interpreted in accordance with the laws of the State of New York.

        (c) This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Agreement may be executed and delivered by a party by a telephone line facsimile transmission bearing a signature on behalf of such party transmitted by such party to the other party.

        (d) Section and paragraph headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

        (e) Any provision of this Agreement that is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

        (f) No amendment or waiver of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by the party to be charged with enforcement thereof and any such waiver shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of any party to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver thereof by such party. No single or partial exercise of any right under this Agreement shall preclude any other or further exercise thereof or the exercise of any other right.

        IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

                                       SHAMAN PHARMACEUTICALS, INC.



                                       By_____________________________________
                                       Name:
                                       Title:



$3,250,000.00                          DELTA OPPORTUNITY FUND, LTD.



                                       By_____________________________________
                                       Name:
                                       Title:



$400,000.00                            DIAZ & ALTSCHUL GROUP, LLC



                                       By_____________________________________
                                       Name:
                                       Title:



$1,625,000.00                          NELSON PARTNERS



                                       By_____________________________________
                                       Name:
                                       Title:



$1,625,000.00                         OLYMPUS SECURITIES, LTD.

                                       By_____________________________________
                                       Name:
                                       Title:



$2,279,334.06                          OMICRON PARTNERS, LP


                                       By_____________________________________
                                       Name:
                                       Title:



$600,000.00                            OTATO LIMITED PARTNERSHIP



                                       By_____________________________________
                                       Name:
                                       Title:



$400,000.00                            OVERBROOK FUND I, LLC



                                       By_____________________________________
                                       Name:
                                       Title: